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EXHIBIT 10.6

                       CONVERTIBLE NOTE PURCHASE AGREEMENT

         THIS CONVERTIBLE NOTE PURCHASE AGREEMENT, dated as of _________________ (the "AGREEMENT"), is made by and between Penge Corp., a Nevada corporation ("PENGE") and the purchaser identified as the Purchaser on the signature page hereof (the "PURCHASER"). In consideration of the mutual promises contained herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. SALE AND ISSUANCE OF THE NOTE. Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase and the Company agrees to sell and issue to Purchaser a convertible promissory note (the "NOTE") in the original principal amount of ___________________ (the "PURCHASE PRICE"). The Note shall be in the form attached to this Agreement as EXHIBIT B. Immediately following the execution of this Agreement, the Company shall deliver the Note to the Purchaser and the Purchaser shall deliver to the Company the amount of the Purchase Price for such Note in immediately available funds.

2. CONVERSION. The Purchaser shall have the option of converting the entire outstanding principal amount of the Note, and any accrued interest thereon, into shares of the Company's common stock (the "COMMON STOCK") pursuant to the terms and conditions set forth in the Note. If the Note is converted into Common Stock as provided above, no fractional shares will be issued in connection with such conversion. In lieu of fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the Conversion Price.

3. REPRESENTATIONS AND WARRANTIES OF PURCHASER. The Purchaser hereby represents and warrants to the Company that:

         (a) AUTHORIZATION. This Agreement constitutes the Purchaser's valid and legally binding obligation, enforceable in accordance with its terms subject to applicable bankruptcy, insolvency, and other similar laws affecting creditors' rights, and rules of law governing specific performance, and the Purchaser has full power and authority to enter into this Agreement.

         (b) REPRESENTATIONS NOT MADE BY COMPANY. The Purchaser represents and affirms that none of the following information has ever been represented, guaranteed or warranted to the Purchaser, expressly or by implication, by any person: (i) the approximate or exact length of time that the Purchaser will be required to remain a security holder of the Company; (ii) the percentage of profit and/or amount of or type of consideration, profit or loss to be realized, if any, as a result of an investment in the Company; or (iii) the possibility that the past performance or experience on the part of the Company or any affiliate, or any officer, director, employee or agent of the foregoing, might in any way indicate or predict the results of ownership of any of the Securities (as defined below) or the potential success of the Company's operations.

         (c) PURCHASE FOR OWN ACCOUNT. The Purchaser is the sole and true party in interest, is acquiring the Note and the Common Stock that may be issuable in connection therewith (collectively, the "SECURITIES") for its own account for investment, is not purchasing the Securities for the benefit of any other person, and has no present intention of holding or managing the Securities with others or of selling, distributing or otherwise disposing of any portion of the Securities. If an entity, the Purchaser is duly organized and in good standing in its jurisdiction of organization and has its principal place of business in the state set forth below the Purchaser's name on the signature page hereof. If an individual, the Purchaser has his or her principal residence in the state set forth below the Purchaser's name on the signature page hereof.


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         (d) DISCLOSURE AND REVIEW OF INFORMATION. The Purchaser acknowledges and represents that it has received and reviewed a copy of the Summary (as defined below). In addition, the Purchaser acknowledges and represents that the Purchaser has been given a reasonable opportunity to review all documents, books and records of the Company pertaining to this investment, and has been supplied with all additional information concerning the Company and the Securities that has been requested by the Purchaser, has had a reasonable opportunity to ask questions of and receive answers from the Company or its representatives concerning this investment, and that all such questions have been answered to the full satisfaction of the Purchaser. The Purchaser has received, and acknowledges that it is receiving, no representations, written or oral, from the Company or its officers, directors, employees, attorneys or agents other than those contained in this Agreement and the Summary. In making its decision to purchase the Securities, the Purchaser has relied solely upon its review of the Summary, this Agreement, and independent investigations made by it or its representatives without assistance of the Company.

         (e) SPECULATIVE INVESTMENT. The Purchaser understands that (i) it must bear the economic risk of the investment in the Securities for an indefinite period of time because the Securities have not been registered under the Securities Act or qualified under the Securities Act of 1933, as amended (the "SECURITIES ACT") or the securities laws of any other jurisdiction and (ii) its investment in the Company represented by the Securities is highly speculative in nature and is subject to a high degree of risk of loss in whole or in part. The Purchaser has adequate means of providing for its current needs and possible contingencies, and is able to bear the high degree of economic risk of this investment, including, but not limited to, the possibility of the complete loss of the Purchaser's entire investment and the limited transferability of the Securities, which may make the liquidation of this investment impossible for the indefinite future.

         (f) ACCREDITED INVESTOR STATUS. The Purchaser is an "accredited investor" within the meaning of Rule 501(a) promulgated under the Securities Act.

         (g) INVESTMENT EXPERIENCE. The Purchaser has experience as an investor in securities and acknowledges that it can bear the economic risk of its investment in the Securities. By reason of the Purchaser's business or financial experience or the business or financial experience of its professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, the Purchaser has the capacity to protect its own interests in connection with its purchase of the Securities. The Purchaser has the financial capacity to bear the risk of this investment and has received from the Company all information it has requested and considers necessary or appropriate for deciding whether to purchase the Securities. If an entity, the Purchaser has not been organized solely for the purpose of acquiring the Securities.

         (h) RESTRICTED SECURITIES. The Purchaser understands that the Securities are and will be "restricted securities" under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and that, under the Securities Act and applicable regulations thereunder, such Securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Purchaser represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

         (i) LEGENDS. The Purchaser understands that the certificates evidencing the Common Stock will bear the legend set forth below, together with any other legends required by applicable law:

                  THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES


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                  ONLY AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY
                  DISTRIBUTION THEREOF. THESE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER
                  THE SECURITIES ACT OF 1933, AS AMENDED, IS IN EFFECT WITH RESPECT TO SUCH SECURITIES OR THE COMPANY HAS RECEIVED AN OPINION FROM LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY PROVIDING THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, IS AVAILABLE.

The legend set forth above shall be removed by the Company from any certificate evidencing any of the Common Stock only (i) upon receipt by the Company of an opinion from legal counsel in form and substance satisfactory to the Company that such legend may be removed pursuant to Rule 144 promulgated under the Securities Act, or (ii) upon confirmation that a registration statement under the Securities Act is at that time in effect with respect to the legended Common Stock and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the respective Common Stock was issued.

         (j) INDEMNIFICATION. The Purchaser acknowledges that it understands the meaning and legal consequences of the representations and warranties set forth in this Section 3 and that the Company and the officers, directors, employees and agents of the Company have relied and will rely upon such representations and warranties. The Purchaser hereby agrees to indemnify and hold harmless the Company and each of its respective officers, directors, employees and agents from and against any and all loss, claim, damage, liability, cost or expense (including attorneys' fees) to which any such person may become subject due to or arising out of: (i) any breach by the Purchaser of any such representation or warranty; (ii) any inaccuracy in the representations and warranties hereinabove set forth; (iii) the disposition of any of the Securities by the Purchaser contrary to the foregoing representations and warranties; and (iv) any action, suit, proceeding, demand, assessment or judgment incident to or based upon any of the matters so indemnified against. Notwithstanding the foregoing, however, no representation, warranty, acknowledgement or agreement made herein by the Purchaser shall in any manner be deemed to constitute a waiver of any rights granted to it under federal or state securities laws.

         (k) SUMMARY. For purposes of this Section 3, the "SUMMARY" shall mean

                  1. The Company Business Plan dated _________________ (the "BUSINESS PLAN"); and

                  2. The Risk Factors / Capitalization Table delivered to Purchaser with the Business Plan.

4. MISCELLANEOUS.

         (a) ENTIRE AGREEMENT. This Agreement and the Note contain a final and complete integration of all prior expressions of the parties with respect to the subject matter hereof and thereof and shall constitute the entire agreement between the parties hereto with respect to the subject matter hereof and thereof, superseding all prior oral and written or written understandings.

         (b) NOTICES. Any notice or other communication provided for under this Agreement or the Note shall be in writing and shall be sent by (a) personal delivery, (b) registered or certified mail (return receipt requested) or (c) nationally recognized overnight courier service, to Company or to the Purchaser at their respective addresses set forth on the signature pages hereto. A notice or other communication shall be deemed to have been duly received (a) if personally delivered, on the date of such delivery, (b) if mailed, on the date


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set forth on the signed return receipt or (c) if delivered by overnight courier, on the date of actual delivery (as evidenced by the receipt of the overnight courier service).

         (c) BINDING EFFECT; ASSIGNABILITY. This Agreement shall be binding upon and inure to the benefit of Company and Purchaser and their respective successors and permitted assigns. Neither party may assign this Agreement or any of its rights hereunder without the prior written consent of the other party hereto.

         (d) EXECUTION IN COUNTERPARTS; SEVERABILITY. This Agreement may be executed in counterparts, both of which when so executed shall be deemed to be an original and both of which when taken together shall constitute one and the same agreement. Signature pages transmitted via facsimile shall be deemed to be original. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         (e) AMENDMENT AND WAIVER. This Agreement and any provision hereof may be changed, waived, discharged or terminated only by a written instrument signed by both of the parties hereto.

         (f) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada. The Company and the Purchaser hereby irrevocably consent to the exclusive jurisdiction and venue of State and federal courts within the city of Las Vegas, Nevada for any dispute arising out of this Agreement.

         (g) SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the parties contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement.

                            [SIGNATURE PAGE FOLLOWS]


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         IN WITNESS WHEREOF, the parties hereto have executed or caused this
Convertible Note Purchase Agreement to be executed by their duly authorized representatives as of the date first written above.

"PURCHASER"

         _______________________________________     ___________________________
         Print Name of Purchaser                     Type of Entity

         _______________________________________
         Signature of  Authorized Representative

         _______________________________________
         Capacity of Signatory
         (i.e. President, Manager, Member, etc)

         BY SIGNING ABOVE, THE PURCHASER REPRESENTS AND WARRANTS TO THE COMPANY THAT IT HAS REVIEWED THE DEFINITION OF "ACCREDITED INVESTOR" ON EXHIBIT A ATTACHED HERETO AND THAT PURCHASER IS AN ACCREDITED INVESTOR UNDER PART ____________ OF THAT DEFINITION. _______________ (INITIAL HERE)

(THIS CONVERTIBLE NOTE PURCHASE AGREEMENT IS NOT COMPLETE IF THE FOREGOING HAS NOT BEEN COMPLETED AND INITIALED)

1.      Purchaser's state of principal place of business or principal residence:
        _______________________________________

2.      Purchaser's mailing address for all communications:
        _______________________________________
        _______________________________________
        _______________________________________
        _______________________________________

        ACCEPTED BY THE COMPANY AS OF _______________:

        PENGE CORP.,
        a Nevada corporation


        By:____________________________________
        _________________, its ________________

        Address:           1930 Village Center Circle, Suite 3-446
                           Las Vegas, Nevada  89134
                           Facsimile: (702) 562-3174


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                                    EXHIBIT A
                                    ---------

                        DEFINITION OF ACCREDITED INVESTOR

"ACCREDITED INVESTOR" shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

         (1) Any bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

         (2) Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

         (3) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

         (4) Any director, executive officer, or general partner of the issuers of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

         (5) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceed $1,000,000;

         (6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

         (7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered whose purchase is directed by a sophisticated person as described in ss. 230.506(b)(2)(ii); and

         (8) Any entity in which all of the equity owners are accredited investors.

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                                    EXHIBIT B
                                    ---------

                              THE CONVERTIBLE NOTE